UNITED STATES SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

✓	Preliminary Information Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

CHINA RENEWABLE ENERGY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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CHINA RENEWABLE ENERGY HOLDINGS, INC.

74-77 Connaught Road Central

Beautiful Group Tower, Suite 802

Hong Kong, Hong Kong

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY

August __, 2011

Dear Fellow Shareholder:

This notice and accompanying Information Statement is being provided to inform you that the holders of a majority of the outstanding common stock of China Renewable Energy Holdings, Inc. (the “Company”) have delivered to the Company a written consent approving the following action:

•

Authorizing an Amendment to the Company’s Articles of Incorporation changing the name of the Company to “Green Global Investments Inc.”

•

Increasing the size of the Board of Directors of the Company to seven directors

The actions taken by the holders of a majority of the outstanding common stock will become effective twenty (20) days from the date this Information Statement is first mailed to our shareholders.

This notice and the accompanying Information Statement are being furnished to the holders of our Common Stock pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including Regulation 14C, and in full satisfaction of any notice requirements that we may have under the Florida Business Corporation Act, to inform you of these actions prior to their taking effect.  In accordance with Rule 14c-2 under the Exchange Act and the Florida Business Corporation Act, the actions approved by the written consent may be effected no sooner than 20 calendar days following the mailing of this notice and the accompanying Information Statement, as such we anticipate that the actions described above will become effective on or before ___________, 2011.

This notice and the  Information Statement are being provided to you for information purposes only. Your vote is not required to approve the action. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

The accompanying Information Statement and the attached documents provide you with detailed information about the actions described above.  Please read these documents carefully in their entirety.  You may also obtain information about us from publicly available documents that have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and may be accessed through the SEC’s website at www.sec.gov.

By Order of the Board of Directors

/s/ Allen Huie
Allen Huie, CEO and Chairman of the Board

CHINA RENEWABLE ENERGY HOLDINGS, INC.

74-77 Connaught Road Central

Beautiful Group Tower, Suite 802

Hong Kong, Hong Kong

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY

-----------------------------------------

This Information Statement is first being mailed on or about _______________, 2011 to the holders of the Common Stock, par value $0.001 per share  (the “Shareholders”) of China Renewable Energy Holdings, Inc., a Florida corporation (the “Company”), in connection with the previous approval by the Company’s Board of Directors (the “Board of Directors”) of the corporate action referred to below and its subsequent adoption by written consent of the majority of the Shareholders. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained have under the Florida Business Corporation Act and this Information Statement is furnished solely for the purpose of informing the Shareholders, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement is being furnished to our Shareholders solely to provide you with certain information concerning the corporate action referred to below prior to its taking effect, in accordance with the requirements of Section 14(c) of the Securities Exchange Act, and the rules and regulations promulgated thereunder, including Regulation 14C, and in full satisfaction of any notice requirements that we may have under the Florida Business Corporation Act.

The date of this Information Statement is __________, 2011.

This Information Statement is first being mailed or furnished to the Shareholders on or about ____________________, 2011, and the transactions described herein shall not become effective until at least 20 days thereafter.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

We will only deliver one Information Statement to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders.  We will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

China Renewable Energy Holdings, Inc.

  Room 802, Beautiful Group Tower,

74-77 Connaught Road Central,

Hong Kong

telephone (852) 2384-6070

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished in order to notify the Shareholders that on or about August 12, 2011, the Company received the written consent (the “Written Consent”) in lieu of a meeting of Shareholders from the holder of 21,794,820 shares of the common stock, par value $.001 per share (the “Common Stock”), representing approximately 89% of the total issued and outstanding shares of voting stock of the Company, in lieu of a special meeting, approving: (a) the amendment of the Company’s Articles of Amendment to change the Company’s name to “Green Global Investments, Inc.” (the “Name Change”) and (b) increasing the size of the Board of Directors of the Company from four (4) to seven (7) (the “Increase”).

Our Common Stock is traded in the over-the-counter market on the OTC Bulletin Board under the symbol “CREO”.  As of the Record Date (defined below) we had 110,000,000 authorized shares of capital stock, of which 100,000,000 are designated as Common Stock and 10,000,000 are designated as “blank check” preferred stock, par value $0.001 per share (the “Preferred Stock”).

Pursuant to the Florida Business Corporation Act, approval by the holders of at least a majority of our issued and outstanding Common Stock is required to effect the Name Change and the Increase described in this Information Statement.

There were 24,580,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding as of the Record Date. Our Common Stock holds voting rights of one vote per share and is entitled to dividends, when and if declared, out of funds legally available therefor.  We have not issued or declared any dividends and the payment of dividends, if any, in the future is within the discretion of our Board of Directors and will depend upon our earnings, capital requirements, financial condition and other relevant factors.

This Information Statement is being sent in lieu of a special meeting.

The Company’s Board of Directors approved and recommended, pursuant to a written consent dated August 12, 2011, that the proposal to change the Company’s name be accepted, including the form of Second Articles of Amendment (“Amendment”) to effectuate the Name Change and that the Increase be accepted. The Company’s Shareholders holding a majority of the voting power of the Company approved the Name Change and the Increase, pursuant to a written consent dated August 12, 2011 (the “Record Date”). The form of Amendment is attached hereto as Exhibit A. The Name Change will become effective on the filing of the Amendment with the Secretary of State of Florida, on or about ____________________, 2011 (the “Effective Date”). If the Name Change and the Increase was not adopted by written consent, it would have been required to be considered by the Company’s Shareholders at a special or annual Shareholders’ meeting convened for the specific purpose of approving the Name Change and the Increase.

The elimination of the need for a special or annual meeting of Shareholders to ratify or approve the proposals is authorized by Florida Statutes section 608.0704  of the Florida Business Corporation Act (the “Act”) and the Company’s Bylaws, which provides that the written consent of Shareholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. Pursuant to F.S. 607.1003 of the Act, a majority of the voting power is required in order to amend the Company’s Articles of Incorporation.  Pursuant to F.S. 607.0740 of the Act and the Company’s Bylaws, a majority of the voting power is required in order to approve the Increase.

REASONS FOR AND ADVANTAGES OF THE NAME CHANGE

On August 12, 2011, the Board of Directors adopted a resolution to amend Article I of the Company’s Articles of Incorporation to change the Company’s name to “Green Global Investments, Inc.” On August 12, 2011, a majority of the Shareholders provided their written consent to the Name Change.

The Board believes that the change of name is warranted given the change in the Company’s business focus so as to reflect the present direction and operations of the Company. In connection with its name change, the Company’s stock symbol and CUSIP number will change upon the effectiveness of the name change.

The text of Article I of the Articles of Incorporation, as it is being amended, is as follows:

“Article I of the Articles of Incorporation is amended to read in its entirety as follows:

ARTICLE I - NAME

The name of the Corporation is Green Global Investments, Inc.”

REASONS FOR AND ADVANTAGES OF THE INCREASE

On August 12, 2011, the Board of Directors adopted a resolution to increase the number of persons on the Board of Directors from four (4) to seven (7).  On August 12, 2011, a majority of the Shareholders provided their written consent to the Increase.

The Board believes that it is in the best interest of the Company and its shareholders to increase the number of persons eligible to serve on the Board of Directors from four (4) to seven (7).  This will enable the Company to add directors of diverse backgrounds which will be beneficial to the Company.

PRINCIPAL SHAREHOLDERS

The table below sets forth information with respect to the beneficial ownership of our common stock as of July 27, 2011 for (i) any holder who we know is the beneficial owner of more than 5% of our outstanding common stock; (ii) each of our directors or those nominated to be directors, and executive officers; and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, each of the Shareholders listed below has sole voting and investment power over the shares beneficially owned.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership of stock	Percentage Of Class

Allen Huie (1)(2)	8,132,800	33%

Wan Chin Tang(2)	230,000	*

Tim Leung Wong(2)	166,000	*

Daniel Wing Yin Chu(2)	89,000	*

Allen Huie Family Trust (1)(2)(3)	13,662,000	56%

Julie Yim G. Moy (2)(3)	21,794,800	89%

———————

*

less than 1%

(1)

Julie Yim G. Moy, the spouse of Allen Huie our Chief Executive Officer, King Keung Moy, and Debbie Moy are the trustees and each exercise voting control and dispositive power over all of the shares beneficially owned by the Allen Huie Family Trust. Allen Huie disclaims any beneficial ownership of the shares of the Allen Huie Family Trust.

(2)

No shareholder owns any options, warrants, securities convertible into shares of common stock or the right to acquire our securities within 60 days from the date of this prospectus.

(3)

These trusts were established by Mr. Huie for the benefit of his family. None of these trusts are “voting trusts” which were established for the purpose of cumulating votes or other similar purposes.

No Director, executive officer, affiliate or any other owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

OTHER MATTERS

The Board is not aware that any matter other than those described in this Information Statement is to be presented for the vote of the shareholders.

WHERE TO FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports, proxy statements and other information with the SEC.  This information can be inspected and copied at the Public Reference Room at the SEC’s office at 100 F Street, N.W., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Such information may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED ____________, 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

/s/ Allen Huie
Allen Huie, CEO and Chairman of the Board

August ____, 2011
Hong Kong, Hong Kong

EXHIBIT A

SECOND ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

CHINA RENEWABLE ENERGY HOLDINGS, INC.

a Florida corporation

Document Number P99000109107

Pursuant to the provisions of Section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment to its Articles of Incorporation:

1.

The name of the Corporation is China Renewable Energy Holdings, Inc. (the “Corporation”).

2.

Article I of the Articles of Incorporation is amended to read in its entirety as follows:

ARTICLE I - NAME

The name of the Corporation is Green Global Investments, Inc.

3.

The foregoing amendment was adopted by the directors of the Corporation by written action without a meeting dated August 12, 2011.  The shareholders of the Corporation approved and adopted the foregoing amendment by written action without a meeting dated August 12, 2011.  The number of votes cast for the amendment by the shareholders was sufficient for approval.

4.

This Amendment shall be effective upon filing with the Florida Department of State.

Dated:__________ __, 2011

Allen Huie, President

A-1